Schedule of Investments PIMCO StocksPLUS® Global Portfolio	September 30, 2021 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 72.1% ¤
ASSET-BACKED SECURITIES 20.7%
CAYMAN ISLANDS 10.3%
American Money Management Corp. CLO Ltd. 0.991% due 04/17/2029 •		$2,300	$2,303
Apidos CLO 1.090% due 07/18/2029 •		400	400
Arbor Realty Collateralized Loan Obligation Ltd. 1.184% due 05/15/2036 •		100	100
Arbor Realty Commercial Real Estate Notes Ltd. 1.054% due 12/15/2035 •		1,200	1,201
Arch Street CLO Ltd. 1.134% due 10/20/2028 •		1,625	1,625
Assurant CLO Ltd. 1.174% due 10/20/2031 •		1,300	1,300
Benefit Street Partners CLO Ltd.
1.164% due 01/17/2032 •		500	500
1.189% due 07/15/2032 •		1,300	1,301
Brightspire Capital Ltd. 1.237% due 08/19/2038 •		100	100
BSPRT Issuer Ltd. 1.184% due 03/15/2036 •		1,900	1,901
Carlyle Global Market Strategies CLO Ltd.
1.075% due 08/14/2030 •		1,200	1,198
1.218% due 04/22/2032 •		1,300	1,301
Crestline Denali CLO Ltd.
1.164% due 04/20/2030 •		250	250
1.226% due 10/23/2031 •		1,200	1,200
Gallatin CLO Ltd. 1.184% due 01/21/2028 •		737	737
Halcyon Loan Advisors Funding Ltd. 1.054% due 04/20/2027 •		30	30
Jamestown CLO Ltd. 1.354% due 01/17/2027 •		10	10
LCM LP 1.214% due 04/20/2031 •		600	600
Mountain View CLO LLC 1.144% due 01/16/2031 •		2,300	2,300
Oaktree CLO Ltd. 1.248% due 04/22/2030 •		1,300	1,300
Palmer Square Loan Funding Ltd. 0.971% due 07/20/2029 •		400	399
Sound Point CLO Ltd.
1.184% due 10/20/2028 •		445	446
1.885% due 07/20/2032 •		600	600
STWD Ltd. 1.284% due 04/18/2038 •		1,000	1,002
Venture CLO Ltd.
1.006% due 07/15/2027 •		435	435
1.110% due 07/20/2030 •		1,200	1,200
1.264% due 04/20/2032 •		250	250
Wellfleet CLO Ltd. 0.980% due 07/20/2029 •		1,200	1,200

Total Cayman Islands			25,189

IRELAND 0.9%
Accunia European CLO DAC 0.950% due 07/15/2030 •	EUR	393	456
BlueMountain Fuji EUR CLO DAC 0.720% due 01/15/2031 •		450	520
Palmer Square European Loan Funding DAC 1.150% due 01/15/2030 •		873	1,012

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Toro European CLO DAC 0.920% due 07/15/2030 •	250	290

Total Ireland		2,278

JERSEY, CHANNEL ISLANDS 0.5%
Saranac Clo Ltd. 1.259% due 08/13/2031 •	$1,200	1,200

Total Jersey, Channel Islands		1,200

UNITED STATES 9.0%
ACC Auto Trust 1.080% due 04/15/2027	633	634
Affirm Asset Securitization Trust 1.030% due 08/17/2026	1,400	1,403
Avant Loans Funding Trust 1.210% due 07/15/2030	700	701
CIT Mortgage Loan Trust 1.436% due 10/25/2037 •	201	202
College Avenue Student Loans LLC 0.886% due 06/25/2052 •	1,561	1,567
Encina Equipment Finance LLC
0.500% due 09/15/2025	262	262
0.740% due 12/15/2026	150	150
Foursight Capital Automobile Receivables Trust
1.310% due 07/15/2027	400	400
2.600% due 01/15/2026	200	205
3.070% due 04/15/2025	900	918
3.270% due 06/16/2025	700	721
FREED ABS Trust
0.680% due 06/19/2028	534	534
1.010% due 11/20/2028	800	800
Hertz Vehicle Financing LLC 1.210% due 12/26/2025	1,000	1,005
Lendingpoint Asset 1.110% due 02/15/2029 (a)	1,200	1,202
LL ABS Trust 1.070% due 05/15/2029	773	773
Nomura Home Equity Loan, Inc. Home Equity Loan Trust 0.506% due 11/25/2035 •	136	136
Pagaya AI Debt Selection Trust 1.150% due 05/15/2029	1,000	1,000
Santander Drive Auto Receivables Trust 3.980% due 12/15/2025	1,600	1,637
SLC Student Loan Trust 1.004% due 11/25/2042 •	567	571
SMB Private Education Loan Trust
0.804% due 01/15/2037 •	137	137
1.290% due 07/15/2053	505	508
1.310% due 07/17/2051	733	734
1.340% due 03/17/2053	1,300	1,301
SoFi Professional Loan Program LLC
1.036% due 01/25/2039 •	16	16
1.186% due 10/27/2036 •	44	44
SoFi Professional Loan Program Trust 2.540% due 05/15/2046	900	924
Theorem Funding Trust 1.210% due 12/15/2027	775	776
Towd Point Mortgage Trust 2.750% due 10/25/2057 ~	649	662
Tricolor Auto Securitization Trust 0.740% due 04/15/2024	904	904
Utah State Board of Regents 0.836% due 01/25/2057 •	402	401
Veros Auto Receivables Trust 0.920% due 10/15/2026	695	695

Total United States		21,923

Total Asset-Backed Securities (Cost $50,620)		50,590

CORPORATE BONDS & NOTES 8.0%
CAYMAN ISLANDS 0.2%
INDUSTRIALS 0.2%
Sands China Ltd.
5.125% due 08/08/2025	300	324

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

3.800% due 01/08/2026		200	206

			530

Total Cayman Islands			530

CHINA 0.4%
UTILITIES 0.4%
State Grid Overseas Investment Ltd. 3.750% due 05/02/2023		900	942

Total China			942

DENMARK 0.2%
BANKING & FINANCE 0.2%
Danske Bank A/S 1.174% (US0003M + 1.060%) due 09/12/2023 ~		400	405

Total Denmark			405

FRANCE 0.1%
BANKING & FINANCE 0.1%
Societe Generale S.A. 7.375% due 10/04/2023 •(f)(g)		200	217

Total France			217

GERMANY 0.8%
BANKING & FINANCE 0.8%
Deutsche Bank AG
4.250% due 10/14/2021		500	501
2.222% due 09/18/2024 •		400	410
3.300% due 11/16/2022		800	825
1.000% due 11/19/2025 •	EUR	200	237

			1,973

Total Germany			1,973

JAPAN 1.5%
BANKING & FINANCE 0.4%
Sumitomo Mitsui Financial Group, Inc. 0.994% (US0003M + 0.860%) due 07/19/2023 ~		$1,000	1,014

INDUSTRIALS 1.1%
Nissan Motor Co. Ltd.
3.043% due 09/15/2023		400	416
3.522% due 09/17/2025		400	425
4.345% due 09/17/2027		200	220
Toyota Industries Corp. 3.235% due 03/16/2023		1,500	1,557

			2,618

Total Japan			3,632

SOUTH KOREA 0.2%
BANKING & FINANCE 0.2%
Hyundai Capital Services, Inc. 0.750% due 09/15/2023		500	500

Total South Korea			500

SWITZERLAND 0.3%
BANKING & FINANCE 0.3%
Credit Suisse Group AG
7.125% due 07/29/2022 •(f)(g)		200	208
3.091% due 05/14/2032 •		250	256

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

UBS Group AG 1.364% due 01/30/2027 •		400	396

			860

Total Switzerland			860

UNITED KINGDOM 1.4%
BANKING & FINANCE 1.2%
Barclays Bank PLC 7.625% due 11/21/2022 (g)		600	643
Barclays PLC 1.555% (US0003M + 1.430%) due 02/15/2023 ~		600	603
HSBC Holdings PLC
2.357% due 08/18/2031 •		300	297
1.750% due 07/24/2027 •	GBP	300	404
2.633% due 11/07/2025 •		$200	209
5.250% due 09/16/2022 •(f)(g)	EUR	200	239
Lloyds Banking Group PLC 4.550% due 08/16/2028		$400	461
Standard Chartered PLC 7.500% due 04/02/2022 •(f)(g)		200	206

			3,062

UTILITIES 0.2%
BG Energy Capital PLC 4.000% due 10/15/2021		500	501

Total United Kingdom			3,563

UNITED STATES 2.9%
BANKING & FINANCE 0.8%
American Tower Corp. 1.450% due 09/15/2026		600	598
Citigroup, Inc. 1.143% (US0003M + 1.023%) due 06/01/2024 ~		400	405
Ford Motor Credit Co. LLC
3.550% due 10/07/2022		400	408
5.596% due 01/07/2022		250	253
Nissan Motor Acceptance Co. LLC 2.750% due 03/09/2028		200	202

			1,866

INDUSTRIALS 1.3%
Broadcom, Inc. 3.419% due 04/15/2033		400	414
Conagra Brands, Inc. 0.500% due 08/11/2023		600	600
DAE Funding LLC 1.550% due 08/01/2024		200	199
Huntington Ingalls Industries, Inc. 0.670% due 08/16/2023		700	700
Hyatt Hotels Corp. 1.800% due 10/01/2024 (a)		400	401
Microchip Technology, Inc. 0.983% due 09/01/2024		300	300
Quanta Services, Inc. 0.950% due 10/01/2024		600	600

			3,214

UTILITIES 0.8%
Cleco Power LLC 0.616% (US0003M + 0.500%) due 06/15/2023 ~		600	600
Pacific Gas & Electric Co. 1.500% (US0003M + 1.375%) due 11/15/2021 ~		600	600
Southern California Edison Co.
0.700% due 08/01/2023		600	601
0.975% due 08/01/2024		100	101

			1,902

Total United States			6,982

Total Corporate Bonds & Notes (Cost $19,381)			19,604

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%
UNITED KINGDOM 2.6%
Business Mortgage Finance PLC 0.000% due 08/15/2040 •	EUR	185	214

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Hawksmoor Mortgages 1.100% due 05/25/2053 •	GBP	979	1,325
Towd Point Mortgage Funding 0.950% due 07/20/2045 •		1,748	2,364
Towd Point Mortgage Funding PLC 1.097% due 10/20/2051 •		423	574
Trinity Square PLC 0.899% due 07/15/2059 •		1,109	1,503
Uropa Securities PLC 0.277% due 10/10/2040 •		299	392

Total United Kingdom			6,372

UNITED STATES 1.1%
Countrywide Alternative Loan Trust 0.446% due 04/25/2046 •		$314	311
GS Mortgage Securities Corp. Trust 3.419% due 10/10/2032		900	920
GS Mortgage-Backed Securities Corp. Trust 1.750% due 12/25/2060 ~		700	710
MASTR Adjustable Rate Mortgages Trust 2.731% due 11/21/2034 ~		106	108
Natixis Commercial Mortgage Securities Trust 0.834% due 02/15/2033 •		170	170
TTAN 0.934% due 03/15/2038 •		400	400

Total United States			2,619

Total Non-Agency Mortgage-Backed Securities (Cost $8,654)			8,991

SOVEREIGN ISSUES 2.9%
BRAZIL 2.0%
Brazil Letras do Tesouro Nacional 0.000% due 07/01/2022 (c)	BRL	28,800	4,975

Total Brazil			4,975

JAPAN 0.1%
Japan Government International Bond 0.100% due 03/10/2028 (e)	JPY	19,224	178

Total Japan			178

QATAR 0.3%
Qatar Government International Bond 4.500% due 01/20/2022		$700	709

Total Qatar			709

SAUDI ARABIA 0.5%
Saudi Government International Bond 2.900% due 10/22/2025		1,200	1,278

Total Saudi Arabia			1,278

Total Sovereign Issues (Cost $7,206)			7,140

U.S. GOVERNMENT AGENCIES 0.4%
UNITED STATES 0.4%
Fannie Mae 0.386% due 12/25/2045 •		295	298
Freddie Mac
0.534% due 07/15/2037 •		17	17
0.536% due 07/15/2040 •		144	146
0.614% due 10/15/2033 •		145	147
2.316% due 09/01/2037 •		243	260

Total U.S. Government Agencies (Cost $855)			868

U.S. TREASURY OBLIGATIONS 2.7%
UNITED STATES 2.7%
U.S. Treasury Inflation Protected Securities (e)
0.750% due 02/15/2045		116	143
1.000% due 02/15/2048		111	147
1.375% due 02/15/2044		234	322
U.S. Treasury Notes
1.375% due 09/30/2023		4,700	4,803
2.000% due 04/30/2024		100	104
2.875% due 09/30/2023		560	589
2.875% due 11/30/2023		480	507

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Total U.S. Treasury Obligations (Cost $6,376)			6,615

SHORT-TERM INSTRUMENTS 33.7%
ISRAEL TREASURY BILLS 1.4%
(0.003)% due 04/06/2022 - 08/03/2022 (b)(c)	ILS	11,100	3,442

U.S. TREASURY BILLS 28.2%
0.042% due 10/05/2021 - 03/24/2022 (b)(c)(i)		$68,858	68,850

U.S. TREASURY CASH MANAGEMENT BILLS 4.1%
0.043% due 01/04/2022 (c)(d)		9,900	9,899

Total Short-Term Instruments (Cost $82,171)			82,191

Total Investments in Securities (Cost $175,263)			175,999

		SHARES
INVESTMENTS IN AFFILIATES 28.0%
SHORT-TERM INSTRUMENTS 28.0%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 28.0%
PIMCO Short Asset Portfolio		1,203,198	12,051
PIMCO Short-Term Floating NAV Portfolio III		5,725,426	56,464

Total Short-Term Instruments (Cost $68,398)			68,515

Total Investments in Affiliates (Cost $68,398)			68,515

Total Investments 100.1% (Cost $243,661)			$244,514
Financial Derivative Instruments (h)(j) (0.7)%(Cost or Premiums, net $558)			(1,716)
Other Assets and Liabilities, net 0.6%			1,442

Net Assets 100.0%			$244,240

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.
BORROWINGS AND OTHER FINANCING TRANSACTIONS

The average amount of borrowings outstanding during the period ended September 30, 2021 was $(120) at a weighted average interest rate of 0.127%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(h)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
LONG FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

E-mini S&P 500 Index December Futures	12/2021	566	$121,626	$(4,795)	$0	$(1,469)
Euro-Bund 10-Year Bond December Futures	12/2021	1	197	(3)	0	0
Mini MSCI EAFE Index December Futures	12/2021	1,083	122,758	(5,457)	0	(451)
U.S. Treasury 5-Year Note December Futures	12/2021	246	30,195	(172)	21	0
U.S. Treasury 30-Year Bond December Futures	12/2021	12	1,911	(51)	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2021	4	764	(33)	0	(1)

$(10,511)	$23	$(1,921)

SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

U.S. Treasury 10-Year Note December Futures	12/2021	92	$(12,108)	$188	$0	$(13)
United Kingdom Long Gilt December Futures	12/2021	1	(169)	4	1	0

$192	$1	$(13)

Total Futures Contracts	$(10,319)	$24	$(1,934)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2021(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

Boeing Co.	1.000%	Quarterly	12/20/2022	0.491%	$200	$0	$1	$1	$0	$0
Boeing Co.	1.000	Quarterly	06/20/2023	0.617	400	1	2	3	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	0.869	200	7	(1)	6	0	0
International Lease Finance Corp.	5.000	Quarterly	12/20/2022	0.171	600	60	(23)	37	0	0

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Stellantis NV	5.000	Quarterly	06/20/2026	0.992	EUR	400	94	(6)	88	0	0
Tesco PLC	1.000	Quarterly	12/20/2027	0.866		400	0	4	4	0	(1)

							$162	$(23)	$139	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)
										Variation Margin
Index/Tranches		Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

CDX.EM-34 5-Year Index		1.000%	Quarterly	12/20/2025		$500	$(15)	$(5)	$(20)	$0	$0
CDX.EM-36 5-Year Index		1.000	Quarterly	12/20/2026		600	(21)	(3)	(24)	0	0
CDX.HY-36 5-Year Index		5.000	Quarterly	06/20/2026		1,800	169	0	169	0	(2)
CDX.HY-37 5-Year Index		5.000	Quarterly	12/20/2026		300	29	(1)	28	0	0
CDX.IG-36 5-Year Index		1.000	Quarterly	06/20/2026		3,400	84	(1)	83	0	(1)
CDX.IG-37 5-Year Index		1.000	Quarterly	12/20/2026		6,400	155	(1)	154	0	(3)
iTraxx Crossover 36 5-Year Index		5.000	Quarterly	12/20/2026	EUR	400	58	(2)	56	0	(1)
iTraxx Europe Main 34 5-Year Index		1.000	Quarterly	12/20/2025		4,500	139	0	139	1	0
iTraxx Europe Main 35 5-Year Index		1.000	Quarterly	06/20/2026		8,500	258	3	261	1	0
iTraxx Europe Main 36 5-Year Index		1.000	Quarterly	12/20/2026		600	19	(1)	18	0	0

							$875	$(11)	$864	$2	$(7)

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	03/16/2032	GBP	1,900	$15	$(72)	$(57)	$0	$(9)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.750	Annual	03/16/2052		700	(12)	75	63	11	0
Pay	3-Month CAD-Bank Bill	0.636	Semi-Annual	12/21/2023	CAD	2,000	0	(12)	(12)	0	0
Pay	3-Month CAD-Bank Bill	0.637	Semi-Annual	12/21/2023		2,400	0	(15)	(15)	0	0
Receive	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2026		$13,000	179	120	299	0	(12)
Pay	3-Month USD-LIBOR	0.500	Semi-Annual	06/16/2028		3,800	(207)	13	(194)	5	0
Pay	3-Month USD-LIBOR	0.750	Semi-Annual	06/16/2031		6,900	(465)	(23)	(488)	16	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		100	(20)	16	(4)	0	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		200	(20)	30	10	0	(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		700	(93)	108	15	0	(2)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	02/03/2050		400	(40)	60	20	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/16/2051		1,200	230	(61)	169	0	(2)
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	03/16/2032	EUR	2,000	38	(32)	6	0	0
Receive(5)	6-Month EUR-EURIBOR	0.500	Annual	03/16/2052		700	(29)	29	0	2	0
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	9,000	(3)	1	(2)	0	(1)

							$(427)	$237	$(190)	$34	$(28)

Total Swap Agreements							$610	$203	$813	$36	$(36)

(i)

Securities with an aggregate market value of $14,665 and cash of $938 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2021.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(j)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	10/2021	$6,412	GBP	4,742	$0	$(23)
11/2021	GBP	4,742	$6,412	22	0
11/2021	TWD	22,478	813	3	0
11/2021	$32	RUB	2,381	1	0
12/2021	51	3,797	1	0
12/2021	ZAR	5,275	$370	23	0
BPS	10/2021	$658	EUR	556	0	(14)
10/2021	1,403	JPY	154,200	0	(18)
BRC	10/2021	RUB	36,595	$498	0	(3)
11/2021	$36	RUB	2,695	1	0
BSH	07/2022	BRL	26,600	$4,659	46	0
CBK	10/2021	MXN	9,893	495	17	0
12/2021	$34	RUB	2,503	0	0
12/2021	69	ZAR	1,005	0	(3)
04/2022	ILS	3,100	$947	0	(17)
06/2022	900	278	0	(2)
08/2022	7,100	2,216	4	0
FBF	11/2021	$20	RUB	1,496	0	0
GLM	10/2021	49	3,725	2	0
11/2021	TWD	11,920	$432	3	0
11/2021	$38	RUB	2,833	1	0
12/2021	149	IDR	2,138,655	0	0
12/2021	34	RUB	2,528	0	0
12/2021	53	ZAR	773	0	(3)
07/2022	BRL	2,200	$386	4	0
HUS	10/2021	CAD	1,158	919	5	0
10/2021	$13	RUB	969	0	0
11/2021	4	286	0	0
12/2021	44	IDR	628,600	0	0
12/2021	70	ZAR	1,013	0	(3)
JPM	10/2021	49	RUB	3,567	0	0
11/2021	130	IDR	1,865,455	0	0
MYI	11/2021	IDR	7,124,584	$496	1	0
11/2021	TWD	6,241	227	2	0
11/2021	$42	IDR	610,649	0	0
11/2021	493	MXN	9,990	0	(12)
SCX	10/2021	EUR	3,443	$4,067	79	0
10/2021	GBP	4,742	6,498	109	0
10/2021	JPY	316,200	2,879	38	0
10/2021	$64	RUB	4,771	1	0
11/2021	EUR	2,887	$3,348	2	0
11/2021	JPY	162,000	1,452	0	(4)
11/2021	$381	AUD	513	0	(11)
11/2021	1,478	TWD	40,771	0	(9)
12/2021	90	IDR	1,297,572	0	(1)
12/2021	1,456	SGD	1,927	0	(37)
12/2021	87	ZAR	1,248	0	(5)
SSB	10/2021	865	CAD	1,091	0	(4)
TOR	12/2021	45	IDR	650,245	0	0
UAG	10/2021	39	RUB	2,931	1	0
11/2021	36	2,703	1	0
12/2021	SGD	1,927	$1,439	20	0
12/2021	$95	ZAR	1,376	0	(4)

Total Forward Foreign Currency Contracts	$387	$(173)

WRITTEN OPTIONS:
CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES
Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value

BOA	Put - OTC CDX.HY-36 5-Year Index	Sell	102.000%	11/17/2021	100	$(1)	$0
Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	11/17/2021	100	(1)	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.700	11/17/2021	400	(1)	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	11/17/2021	300	0	0
BPS	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	10/20/2021	100	0	0
Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	100	0	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	300	0	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	2,200	(2)	(1)
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	11/17/2021	400	(2)	(1)
BRC	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	10/20/2021	100	(1)	0
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	200	(1)	0
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	11/17/2021	800	(4)	(2)
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	500	(2)	(2)
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	400	(2)	(2)
Put - OTC iTraxx Crossover 36 5-Year Index	Sell	3.750	01/19/2022	100	(1)	(1)
Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	11/17/2021	200	0	0

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	200	0	0
Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	3,100	(4)	(2)
CBK	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	200	(1)	(1)
DUB	Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	11/17/2021	100	0	0
Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	300	(2)	(2)
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	1,300	(1)	(1)
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.750	10/20/2021	100	(1)	0
Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	12/15/2021	300	(1)	(1)
Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.800	11/17/2021	500	(1)	0
FBF	Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	300	0	0
GST	Put - OTC CDX.HY-36 5-Year Index	Sell	103.000	10/20/2021	100	0	0
Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	11/17/2021	200	(1)	0
Put - OTC CDX.HY-36 5-Year Index	Sell	101.000	12/15/2021	200	(1)	(1)
Put - OTC CDX.HY-36 5-Year Index	Sell	104.000	12/15/2021	200	(1)	(1)
Put - OTC CDX.HY-36 5-Year Index	Sell	102.000	01/19/2022	200	(1)	(1)
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	10/20/2021	200	0	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.900	11/17/2021	200	0	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	1,100	(1)	(1)
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	01/19/2022	1,400	(2)	(1)
JPM	Put - OTC iTraxx Crossover 35 5-Year Index	Sell	3.500	01/19/2022	100	(1)	(1)
Put - OTC iTraxx Europe 35 5-Year Index	Sell	0.700	12/15/2021	300	0	0
MYC	Put - OTC CDX.HY-36 5-Year Index	Sell	100.000	11/17/2021	100	0	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	11/17/2021	800	(1)	0
Put - OTC CDX.IG-36 5-Year Index	Sell	0.750	12/15/2021	800	(1)	(1)
Put - OTC CDX.IG-36 5-Year Index	Sell	0.800	12/15/2021	400	0	0

Total Written Options	$(39)	$(23)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)
Swap Agreements, at Value(4)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

MYC	CMBX.NA.AAA.6 Index	0.500%	Monthly	05/11/2063	$1,404	$(13)	$16	$3	$0

Total Swap Agreements	$(13)	$16	$3	$0

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2021 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2021

Schedule of Investments PIMCO StocksPLUS® Global Portfolio (Cont.)	September 30, 2021 (Unaudited)

Investments in Securities, at Value
Asset-Backed Securities
Cayman Islands	$0	$25,189	$0	$25,189
Ireland	0	2,278	0	2,278
Jersey, Channel Islands	0	1,200	0	1,200
United States	0	21,923	0	21,923
Corporate Bonds & Notes
Cayman Islands
Industrials	0	530	0	530
China
Utilities	0	942	0	942
Denmark
Banking & Finance	0	405	0	405
France
Banking & Finance	0	217	0	217
Germany
Banking & Finance	0	1,973	0	1,973
Japan
Banking & Finance	0	1,014	0	1,014
Industrials	0	2,618	0	2,618
South Korea
Banking & Finance	0	500	0	500
Switzerland
Banking & Finance	0	860	0	860
United Kingdom
Banking & Finance	0	3,062	0	3,062
Utilities	0	501	0	501
United States
Banking & Finance	0	1,866	0	1,866
Industrials	0	3,214	0	3,214
Utilities	0	1,902	0	1,902
Non-Agency Mortgage-Backed Securities
United Kingdom	0	6,372	0	6,372
United States	0	2,619	0	2,619
Sovereign Issues
Brazil	0	4,975	0	4,975
Japan	0	178	0	178
Qatar	0	709	0	709
Saudi Arabia	0	1,278	0	1,278
U.S. Government Agencies
United States	0	868	0	868
U.S. Treasury Obligations
United States	0	6,615	0	6,615
Short-Term Instruments
Israel Treasury Bills	0	3,442	0	3,442
U.S. Treasury Bills	0	68,850	0	68,850
U.S. Treasury Cash Management Bills	0	9,899	0	9,899

	$0	$175,999	$0	$175,999
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$68,515	$0	$0	$68,515

Total Investments	$68,515	$175,999	$0	$244,514

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1	59	0	60
Over the counter	0	390	0	390

	$1	$449	$0	$450
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,920)	(50)	0	(1,970)
Over the counter	0	(196)	0	(196)

	$(1,920)	$(246)	$0	$(2,166)

Total Financial Derivative Instruments	$(1,919)	$203	$0	$(1,716)

Totals	$66,596	$176,202	$0	$242,798

There were no significant transfers into or out of Level 3 during the period ended September 30, 2021.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The price of the Portfolio's shares is based on the Portfolio's net asset value ("NAV"). The NAV of the Portfolio, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Portfolio or class, by the total number of shares outstanding of the Portfolio or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolio or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Portfolio reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Portfolio generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Portfolio reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Portfolio may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolio's approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolio will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Pacific Investment Management Company LLC (the “Adviser”) to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using such data reflecting the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange, quotes obtained from a quotation reporting system, established market makers or pricing services. Swap agreements are valued on the basis of market-based prices supplied by Pricing Services or quotes obtained from brokers and dealers. The Portfolio's investments in open-end management investment companies, other than exchange-traded funds ("ETFs"), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Portfolio's portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Portfolio's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio's next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Portfolio's securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Portfolio's securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio's NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the

Notes to Financial Statements (Cont.)

Portfolio may differ from the value that would be realized if the securities were sold. The Portfolio's use of fair valuation may also help to deter “stale price arbitrage” as discussed under the "Frequent or Excessive Purchases, Exchanges and Redemptions" section in the Portfolio's prospectus.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Portfolio's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or pricing services. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

2. FEDERAL INCOME TAX MATTERS

The Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolio's tax positions for all open tax years. As of September 30, 2021, the Portfolio has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Portfolio files U.S. federal, state, and local tax returns as required. The Portfolio's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Shares of the Portfolio currently are sold to segregated asset accounts (“Separate Accounts”) of insurance companies that fund variable annuity contracts and variable life insurance policies (“Variable Contracts”). Please refer to the prospectus for the Separate Account and Variable Contract for information regarding Federal income tax treatment of distributions to the Separate Account.

3. INVESTMENTS IN AFFILIATES

The Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III ("Central Funds") to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolio. A copy of each affiliate fund’s shareholder report is available at the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov, on the Portfolios’ website at www.pimco.com, or upon request, as applicable. The tables below show the Portfolio's transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2021 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 03/31/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$0	$12,064	$0	$0	$(13)	$12,051	$32	$0

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 12/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2021	Dividend Income(1)	Realized Net Capital Gain Distributions(1)
$62,231	$64,291	$(70,065)	$1	$6	$56,464	$91	$0

† A zero balance may reflect actual amounts rounding to less than one thousand.

(1) The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC
BPS	BNP Paribas S.A.	GLM	Goldman Sachs Bank USA	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	UAG	UBS AG Stamford
DUB	Deutsche Bank AG	MYC	Morgan Stanley Capital Services LLC

Currency Abbreviations:
AUD	Australian Dollar	IDR	Indonesian Rupiah	SGD	Singapore Dollar
BRL	Brazilian Real	ILS	Israeli Shekel	TWD	Taiwanese Dollar
CAD	Canadian Dollar	JPY	Japanese Yen	USD (or $)	United States Dollar
EUR	Euro	MXN	Mexican Peso	ZAR	South African Rand
GBP	British Pound	RUB	Russian Ruble

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.EM	Credit Derivatives Index - Emerging Markets	CMBX	Commercial Mortgage-Backed Index	SONIO	Sterling Overnight Interbank Average Rate
CDX.HY	Credit Derivatives Index - High Yield	EAFE	Europe, Australasia, and Far East Stock Index	US0003M	ICE 3-Month USD LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	S&P 500	Standard & Poor's 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OIS	Overnight Index Swap
CLO	Collateralized Loan Obligation	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	MSCI	Morgan Stanley Capital International